UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2010

DDi Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-30241	06-1576013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 Simon Circle Anaheim, California	92806
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 688-7200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On September 23, 2010, DDi Corp. (the “Company”) entered into a Credit Agreement (the “Credit Agreement”) among the following subsidiaries of the Company as U.S. borrowers: DDi Global Corp., DDi Sales Corp., DDi North Jackson Corp., DDi Milpitas Corp., DDi Denver Corp., and DDi Cleveland Corp. (the “U.S. Borrowers”), DDi Toronto Corp., as Canadian Borrower (the “Canadian Borrower”), the Company and certain other subsidiaries of the Company as guarantors, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and U.S. Lender, and JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Administrative Agent and Canadian Lender (the “Credit Agreement”).

The Credit Agreement provides for a revolving credit facility in an aggregate principal amount of $25.0 million, with a Canadian sublimit of $10 million, none of which was drawn on the date of the Credit Agreement. The revolving credit facility has an accordion provision that allows the Company to increase the size to $40 million under certain circumstances. Availability under the revolving credit facility is based on various liquidity and borrowing base tests including the Company’s eligible accounts receivable and inventories. The maturity date for the revolving credit facility is 3 years from the date of the Credit Agreement.

The interest rates payable under the Credit Agreement will depend on the type of loan and are based on published rates plus an applicable margin. The initial applicable rates for loans made under the Credit Agreement are: (i) 3.25% for any CB Floating Rate loan; (ii) 3.79% for any Eurodollar loan; (iii) 3.50% for any Canadian Prime Rate loan; and (iv) 4.23% for any CDOR Rate loan. A commitment fee of 0.5% accrues on unused amounts of the commitments under the revolving credit facility.

The Credit Agreement contains customary representations and warranties and covenants, including, without limitation, the following covenants: maintenance of a minimum fixed charge coverage ratio and a maximum capital expenditures covenant. The Credit Agreement also includes customary events of default, in certain cases subject to reasonable and customary periods to cure, including but not limited to: failure to make payments when due, breach of covenants, breach of representations and warranties, insolvency proceedings, certain judgments and attachments and any change of control.

The Credit Agreement contains certain covenants that, among other things, restrict, subject to certain exceptions, the ability of the Company and its subsidiaries to: (i) incur indebtedness; (ii) create liens on assets; (iii) engage in mergers or consolidations; (iv) engage in certain dispositions of assets; (v) make investments, loans, guarantees or advances; (vi) pay dividends and distributions or repurchase capital stock; (vii) enter into sale and leaseback transactions; (viii) engage in certain transactions with affiliates; and (ix) change the nature of the Company’s business. In addition, the Credit Agreement requires the Company to maintain the following financial covenants: (i) a minimum fixed charge coverage ratio, and (ii) a maximum capital expenditure limitation.

All obligations under the Credit Agreement are guaranteed by the Company and each of the Company’s domestic wholly-owned subsidiaries (such subsidiary guarantors, the “U.S. Subsidiary Guarantors”). All obligations under the Credit Agreement, and the guarantees of those obligations, are secured by (i) all of the capital stock of each of the U.S. Borrowers and the U.S. Subsidiary Guarantors, except that with respect to DDi Toronto Corp. such security interest is limited to 65% of its capital stock, and (ii) substantially all of the tangible and intangible assets of the Company other than real property and equipment, pursuant to a Pledge and Security Agreement dated September 23, 2010 (the “U.S. Security Agreement”). The obligations of the Canadian Borrower are also secured by substantially all of the tangible and intangible assets of the Canadian Borrower pursuant to a Pledge and Security Agreement dated September 23, 2010 (the “Canadian Security Agreement”).

The foregoing descriptions of the Credit Agreement, the U.S. Security Agreement and the Canadian Security Agreement are qualified in their entirety by the terms of each such agreements, copies of which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Credit Agreement dated September 23, 2010, by and between DDi Corp., DDi Global Corp., DDi Sales Corp., DDi North Jackson Corp., DDi Milpitas Corp., DDi Denver Corp., and DDi Cleveland Corp., DDi Toronto Corp., the other Loan Parties thereto, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and U.S. Lender, and JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Administrative Agent and Canadian Lender.

10.2	Pledge and Security Agreement dated September 23, 2010 by and between DDi Corp., DDi Intermediate Holdings Corp., DDi Capital Corp., DDi Global Corp., DDi Sales Corp., DDi North Jackson Corp., DDi Milpitas Corp., Coretec Holdings Inc., DDi Cleveland Holdings Corp., DDi Denver Corp., Coretec Building Inc., DDi Cleveland Corp., Trumauga Properties, Ltd. and JPMorgan Chase Bank, N.A.

10.3	Pledge and Security Agreement dated as of September 23, 2010 by and between DDi Toronto Corp. and JPMorgan Chase Bank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, DDi Corp. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DDi CORP.

Date: September 29, 2010	By:	/s/ J. MICHAEL DODSON
J. Michael Dodson
Senior Vice President & Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Credit Agreement dated September 23, 2010, by and between DDi Corp., DDi Global Corp., DDi Sales Corp., DDi North Jackson Corp., DDi Milpitas Corp., DDi Denver Corp., and DDi Cleveland Corp., DDi Toronto Corp., the other Loan Parties thereto, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and U.S. Lender, and JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Administrative Agent and Canadian Lender.

10.2	Pledge and Security Agreement dated September 23, 2010 by and between DDi Corp., DDi Intermediate Holdings Corp., DDi Capital Corp., DDi Global Corp., DDi Sales Corp., DDi North Jackson Corp., DDi Milpitas Corp., Coretec Holdings Inc., DDi Cleveland Holdings Corp., DDi Denver Corp., Coretec Building Inc., DDi Cleveland Corp., Trumauga Properties, Ltd. and JPMorgan Chase Bank, N.A.

10.3	Pledge and Security Agreement dated as of September 23, 2010 by and between DDi Toronto Corp. and JPMorgan Chase Bank, N.A.